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GuideStone Funds
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GUIDESTONE FUNDS

Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

May 18, 2011

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) has approved the appointment of a new sub-adviser, Tradewinds Global Investors, LLC (“Tradewinds”), to manage a portion of the International Equity Fund’s portfolio. The new sub-advisory agreement with Tradewinds has been approved in conjunction with the termination of the sub-advisory agreement with Alliance Bernstein L.P. The Fund’s investment adviser expects that the appointment of Tradewinds will enhance the Fund’s emerging markets exposure and improve its return potential. The aggregate management fee of the Fund will not increase as a result of the appointment of Tradewinds.

The Board also has approved the appointment of The Clifton Group Investment Management Company (“Clifton”) to monitor and invest the cash balances of each Fund, except the Money Market Fund (“Cash Overlay Program”). Clifton replaces Northern Trust Investments, N.A. as the sub-adviser to the Funds’ Cash Overlay Program.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones President

GUIDESTONE FUNDS

Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

May 18, 2011

This document is an Information Statement for shareholders of the above-captioned series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is BNY Mellon Distributors Inc., whose principal office is located at 760 Moore Road, King of Prussia, PA 19406. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about May 23, 2011 to the shareholders of record of the Funds as of March 31, 2011 (the “Record Date”).

As described in the Funds’ prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval provided there is not an increase in the overall management and advisory fees payable by the Funds.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-98-GUIDE (48433) or by going to our Website at www.GuideStoneFunds.org.

Appendix A of this Information Statement lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date. The executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date, to the knowledge of the Adviser.

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval.

I.	Introduction

On February 25, 2011, the Board appointed Tradewinds Global Investors, LLC (“Tradewinds”) as a sub-adviser to manage a portion of the assets of the International Equity Fund. Tradewinds manages the portion of the Fund that was previously allocated to AllianceBernstein L.P. (“AllianceBernstein”). There is no increase in the Fund’s aggregate management fee.

At the February 2011 Board meeting, the Board also approved the appointment of a new sub-adviser, The Clifton Group Investment Management Company (“Clifton”), to monitor and invest the cash balances (“Cash Overlay Program”) of each Fund, except the Money Market Fund. Clifton replaces Northern Trust Investments, N.A., as the sub-adviser to the Funds’ Cash Overlay Program.

II.	International Equity Fund: Appointment of Tradewinds

Appointment. At a regular meeting held on February 25, 2011, the Board, including a majority of the Trustees who are not parties to the sub-advisory agreement between the Adviser and Tradewinds (the “Tradewinds Agreement”) or are “interested persons” of any such party (as that term is defined within Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), unanimously approved a proposal by the Adviser to engage Tradewinds to provide sub-advisory services with respect to a portion of the International Equity Fund’s assets, commencing on or about April 28, 2011. At the same time, the Board also approved a proposal by the Adviser to terminate the sub-advisory agreement with AllianceBernstein on behalf of the Fund, whose sub-advisory agreement was last approved by the Board on September 10, 2010. Tradewinds manages the portion of the Fund that was previously allocated to Alliance Bernstein. Tradewinds joins AQR Capital Management, LLC; Lazard Asset Management LLC; McKinley Capital Management, LLC; MFS Institutional Advisors, Inc.; Mondrian Investment Partners Ltd.; and Philadelphia International Advisors, L.P. (the current sub-advisers of the Fund), which continue to provide sub-advisory services with respect to portions of the Fund.

The Adviser’s recommendation to terminate the Fund’s sub-advisory agreement with AllianceBernstein was based on its analysis of the structure and the underlying sub-adviser composite of the Fund. The Adviser’s recommendations are intended to enhance the Fund’s exposure to investments in emerging markets and to improve the Fund’s return potential.

Board Considerations. In making its determination to hire Tradewinds, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the past performance records of similar accounts managed by personnel of Tradewinds who would be managing the portfolio of the Fund, fees charged to comparable clients and information regarding Tradewinds’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Tradewinds. The Board received and considered information about the potential of Tradewinds to contribute economies of scale as the Fund grows in size. In this regard, the Trustees noted that Tradewinds’ fee schedule includes a breakpoint at a future specified asset level. The Board considered that the Adviser had been able to negotiate fees that were favorable in comparison to AllianceBernstein’s fee schedule and below Tradewinds’ stated fee schedules.

Because the engagement of Tradewinds is new, there is no historical profitability information with regard to its arrangement with the Fund. The Board did note, however, that Tradewinds did provide an estimate of its anticipated profitability with respect to the Fund based upon overall profitability as an investment advisory firm. The Board noted that the Fund’s aggregate sub-advisory fee would not increase as a result of the appointment of Tradewinds. The Board also noted that the Fund, and not the Adviser, pays fees to Tradewinds directly;

therefore, the appointment of Tradewinds is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the Fund would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Tradewinds and its affiliates as a result of its arrangements with the Fund. The Board concluded that any potential benefits to be derived by Tradewinds included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the emerging markets strategy proposed to be implemented by Tradewinds with respect to the approximately 4.5% of the Fund’s assets that the Adviser intends to allocate to Tradewinds, and noted that the strategy is very different than the strategies currently utilized in the Fund and, as such, will provide diversification benefits to the overall sub-adviser composite. The Trustees noted that, although Tradewinds’ emerging markets strategy had a relatively brief performance history, the emerging markets strategy had significantly outperformed its benchmark index in each of the last two calendar years and since its inception in the third quarter of 2008 and resides in the top quartile among comparable peers for each such period. The Trustees noted that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition.

The Trustees considered the Adviser’s assessment of Tradewinds’ financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Tradewinds, felt comfortable that Tradewinds was financially sound.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Tradewinds. In addition, since January 1, 2010, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Tradewinds any parent or subsidiary of Tradewinds or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding Tradewinds. Tradewinds is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and was founded in 2006. As of December 31, 2010, Tradewinds had assets under management of approximately $35.6 billion. Tradewinds is a dedicated emerging markets adviser that utilizes a bottom-up investment approach to invest in emerging markets securities that provide deep value exposure. Emily Alejos, CFA, Managing Director, and Michael A. Hart, CFA, Senior Vice President, are responsible for the day-to-day management of the Fund’s portfolio. Ms. Alejos and Mr. Hart have been with Tradewinds since 2007 and have 19 and 23 years of investment experience, respectively. More information about Tradewinds is provided in Appendix C.

III.	All Funds (Except Money Market Fund): Appointment of Clifton

Appointment. At a regular meeting held on February 25, 2011, the Board, including a majority of the Independent Trustees, unanimously approved a proposal by the Adviser to terminate Northern Trust Investments, N.A. (“NTI”) and engage Clifton to monitor and invest the Funds’ Cash Overlay Program. The Adviser’s recommendation to terminate NTI, whose sub-advisory agreement was last approved by the Board on September 10, 2010, was based on the Adviser’s belief that replacing NTI with Clifton will enhance the capabilities of the Cash Overlay Program and better position it going forward in light of the increased complexity of the Cash Overlay Program and the regulatory environment.

Board Considerations. In making its determination to hire Clifton, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including fees charged to comparable clients, and information regarding Clifton’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board considered the Adviser’s representation that no comparable investment performance existed for Clifton because Clifton did not currently provide any cash overlay services to registered mutual fund clients and that each of Clifton’s existing investment mandates was unique. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Clifton.

The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Clifton’s stated fee schedule. The Board noted that for asset levels of $250 million and less, the sub-advisory fee for Clifton would be lower than the sub-advisory fee for NTI, although Clifton’s fee schedule, unlike NTI’s fee schedule, does not incorporate fee breakpoints. The Board considered that the sub-advisory fee is asset based, meaning that it is based on the total overlay amount across all Funds.

Because the engagement of Clifton is new, there is no historical profitability information with regard to its arrangement with the Funds. The Board did note, however, that Clifton did provide an estimate of its anticipated profitability with respect to the Funds based upon overall profitability as an investment advisory firm. The Board also noted that the Funds, and not the Adviser, pay fees to Clifton directly; therefore, the appointment of Clifton is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the Funds would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Clifton and its affiliates as a result of its arrangements with the Funds. The Board concluded that any potential benefits to be derived by Clifton included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategy proposed to be implemented by Clifton within the parameters of the Cash Overlay Program, and the Adviser’s assessment that Clifton’s investment strategy with respect to the Funds’ cash balances will enhance the capabilities of the Cash Overlay Program and better position the strategy going forward within a dynamic derivatives and regulatory environment.

The Trustees considered the Adviser’s assessment of Clifton’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Clifton, felt comfortable that Clifton was financially sound.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Clifton. In addition, since January 1, 2010, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Clifton, any parent or subsidiary of Clifton or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding Clifton. Clifton is a Minneapolis based investment adviser that was founded in 1972 and is registered under the Advisers Act. As of December 31, 2010, Clifton had assets under management of approximately $32 billion. Clifton specializes in low-cost, derivative based strategic investment applications, with the primary applications being similar to the accounts within the Cash Overlay Program. Clifton’s client base includes public, endowments, corporate, healthcare, Taft-Hartley plans, foundations and church funds. Jay Strohmaier, Senior Portfolio Manager, is primarily responsible for managing the Funds’ Cash Overlay Program and has over 20 years of industry experience. More information about Clifton is provided in Appendix D.

IV.	Description of New Sub-Advisory Agreements

Comparison of the Management Fees. The overall management fee paid by the Funds will not increase as a result of entering into either the sub-advisory agreement among the Trust, the Adviser and Tradewinds or the sub-advisory agreement among the Trust, the Adviser and Clifton (“Clifton Agreement,” collectively with the

Tradewinds Agreement, the “New Sub-Advisory Agreements”). The Funds, not the Adviser, pay the sub-advisory fees to Tradewinds and Clifton directly; therefore, the appointment of Tradewinds and Clifton is not expected to affect the Adviser’s profitability. Appendix E sets forth the aggregate management fees paid by the Funds to the Adviser and each Sub-Adviser to the Funds for the fiscal year ended December 31, 2010, both as a dollar amount and as a percentage of each Fund’s net assets.

Description of the New Sub-Advisory Agreements. The Tradewinds Agreement became effective on or about March 23, 2011 and the Clifton Agreement became effective on or about April 18, 2011. This description of the New Sub-Advisory Agreements is qualified in its entirety by the Form of Sub-Advisory Agreement, which is included in Appendix F. Except as to compensation and effective date, the terms of the New Sub-Advisory Agreements are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The New Sub-Advisory Agreements will continue in effect for an initial term of two years. Thereafter, the New Sub-Advisory Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Funds, and also, in either event, if approved by a majority of the Independent Trustees.

Under the New Sub-Advisory Agreements, Tradewinds will manage the assets of the International Equity Fund that are allocated to Tradewinds by the Adviser, and Clifton will oversee and manage the cash balances of the Funds within the parameters of the Cash Overlay Program. Tradewinds and Clifton have discretion pursuant to the New Sub-Advisory Agreements to purchase and sell securities for their allocated segment of the Funds’ assets in accordance with the Funds’ objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although Tradewinds and Clifton are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The New Sub-Advisory Agreements recognize that Tradewinds and Clifton may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide them with research, analysis, advice or similar services. The New Sub-Advisory Agreements also provide that Tradewinds and Clifton will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Tradewinds and Clifton effect on behalf of the Funds and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Funds’ performance with respect to Tradewinds’ and Clifton’s investments on their behalf and make available to the Board and the Adviser any economic, statistical and investment services that Tradewinds and Clifton normally make available to their institutional investors or other customers.

The New Sub-Advisory Agreements do not protect Tradewinds and Clifton against liability to the Funds or their shareholders to which they might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the New Sub-Advisory Agreements. The New Sub-Advisory Agreements will terminate automatically with respect to the Funds upon their assignment or upon the termination of the Funds’ Advisory Agreement with the Adviser. The New Sub-Advisory Agreements may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2010, the Funds paid brokerage commissions to affiliated brokers as follows:

			Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2010
Value Equity	Cowen & Co.	TCW Investment Management Company	$2,316
International Equity	UBS AG	UBS Global Asset Management (Americas) Inc.	$2,686

The table below shows, for the fiscal year ended December 31, 2010, the percentage of the MyDestination 2005 Fund, MyDestination 2015 Fund, Value Equity Fund, Medium-Duration Bond Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund aggregate brokerage commissions paid to the identified broker-dealers and the percentage of the respective Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealers.

Fund	Broker-Dealer	Affiliate	Percentage of the Fund’s Aggregate Brokerage Commissions Paid	Percentage of the Fund’s Aggregate Dollar Amount of Transactions
Value Equity	Cowen & Co.	TCW Investment Management Company	0.23%	0.31%
International Equity Fund	UBS AG	UBS Global Asset Management (Americas) Inc.	0.35%	0.26%

Shareholder Communications. The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-98-GUIDE (48433). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

Rodney R. Miller Vice President and Secretary

May 18, 2011

APPENDIX A

SHARES ISSUED AND OUTSTANDING AS OF MARCH 31, 2011

Fund	GS2 Class	GS4 Class
MyDestination 2005 Fund	N/A	5,991,865.796
MyDestination 2015 Fund	N/A	26,969,649.339
MyDestination 2025 Fund	N/A	27,782,195.863
MyDestination 2035 Fund	N/A	13,611,747.446
MyDestination 2045 Fund	N/A	9,138,582.054
Conservative Allocation Fund	N/A	22,239,351.446
Balanced Allocation Fund	N/A	92,334,705.197
Growth Allocation Fund	N/A	68,046,194.042
Aggressive Allocation Fund	N/A	62,800,448.392
Conservative Allocation Fund I	7,606,067.524	N/A
Balanced Allocation Fund I	35,848,722.807	N/A
Growth Allocation Fund I	22,973,459.572	N/A
Aggressive Allocation Fund I	14,935,634.341	N/A
Low-Duration Bond Fund	14,894,892.314	45,480,754.976
Medium-Duration Bond Fund	32,282,999.515	45,724,602.499
Extended-Duration Bond Fund	11,008,087.808	20,333,296.492
Inflation Protected Bond Fund	N/A	11,188,635.798
Global Bond Fund	N/A	17,154,300.342
Equity Index Fund	8,086,406.750	20,641,343.477
Real Estate Securities Fund	N/A	16,689,441.652
Value Equity Fund	31,426,132.546	67,148,766.153
Growth Equity Fund	17,970,329.905	55,732,789.443
Small Cap Equity Fund	7,621,605.231	27,502,761.567
International Equity Fund	24,942,960.690	76,763,172.362

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

ALL FUNDS (EXCEPT THE MONEY MARKET FUND)

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,827,289.16	47%
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,092,392.94	35%
MyDestination 2005 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	416,021.84	7%
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	15,467,280.86	57%
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	8,177,893.15	30%
MyDestination 2015 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,797,139.18	7%
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	16,364,563.43	59%
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	8,261,107.79	30%
MyDestination 2025 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,694,836.91	6%
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	7,357,371.65	54%
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,445,680.11	33%
MyDestination 2035 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	972,146.85	7%
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,272,955.26	47%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,793,652.38	42%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	572,562.65	6%
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	12,683,467.66	57%
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	7,151,616.80	32%
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	56,333,855.40	61%
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	25,727,112.31	28%
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	43,543,010.00	64%
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	19,033,650.61	28%
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	38,962,643.69	62%
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	14,238,813.94	23%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	12,314,930.41	27%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	11,911,722.42	26%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	5,593,305.24	12%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	4,589,067.15	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,103,973.31	9%
Low-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,438,031.94	5%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	17,146,591.31	38%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	6,391,469.70	14%
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	5,707,139.12	12%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	5,400,202.70	12%
Medium-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,161,077.11	7%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,978,482.80	29%
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,077,839.94	20%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	3,137,632.36	15%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,268,891.83	11%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,984,000.44	10%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	1,105,704.87	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,791,157.83	34%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	2,763,367.87	25%
Inflation Protected Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,143,189.94	10%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,029,212.65	9%
Inflation Protected Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	890,492.64	8%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2005 Fund PO Box 2190 Dallas TX 75221-2190	833,246.28	7%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,697,114.42	33%
Global Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,128,280.22	12%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,761,805.04	10%
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	1,754,566.51	10%
Global Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,675,917.95	10%
Global Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,180,366.78	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	1,155,851.67	7%
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	6,494,713.61	31%
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,907,546.61	19%
Equity Index Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,782,686.93	13%
Equity Index Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,375,507.54	12%
Equity Index Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,094,594.33	10%
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	6,059,671.85	36%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,952,158.64	24%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	1,826,721.94	11%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	1,619,895.33	10%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	929,448.46	6%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	860,773.38	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	14,500,757.02	21%
Value Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	12,030,281.11	18%
Value Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11,014,641.69	16%
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8,303,211.12	12%
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,461,711.55	7%
Value Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	4,046,742.73	6%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	10,920,315.71	20%
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	9,269,992.20	17%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	9,240,324.90	17%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	8,188,055.69	15%
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,717,388.07	8%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	3,444,629.60	6%
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8,729,776.82	32%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,426,204.25	16%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,420,201.83	12%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,896,915.14	11%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,620,890.46	10%
International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	16,373,267.25	21%
International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,774,722.56	18%
International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	12,296,568.53	16%
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	10,550,432.33	14%
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5,414,786.15	7%
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,329,189.41	83%
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	889,038.87	12%
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	25,011,994.97	70%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,427,160.27	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	4,153,365.64	12%
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	20,499,061.43	89%
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,054,434.39	9%
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	12,637,977.35	85%
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,960,321.39	13%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,799,303.86	39%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,924,682.22	33%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,945,574.52	13%
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,825,796.35	12%
Medium-Duration Bond Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems 105 Rosemont Road Westwood MA 02090-2318	12,915,068.23	40%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	10,012,142.62	31%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,363,032.52	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,095,842.66	9%
Medium-Duration Bond Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956	2,278,533.46	7%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,425,264.48	40%
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,155,474.33	28%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,511,944.04	14%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	800,176.08	7%
Extended-Duration Bond Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956	789,268.22	7%
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,817,376.48	47%
Equity Index Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,252,518.32	16%
Equity Index Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,227,301.04	15%
Equity Index Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,112,265.99	14%
Equity Index Fund GS2 Class	US Bank NA FBO Campus Crusade for Christ International PO Box 1787 Milwaukee WI 53201-1787	413,086.55	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,690,361.15	21%
Value Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,577,497.63	21%
Value Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,010,937.04	19%
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,039,494.53	13%
Value Equity Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems 105 Rosemont Road Westwood MA 02090-2318	3,987,606.35	13%
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,800,614.57	6%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,082,152.53	23%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,017,540.51	22%
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,859,640.18	21%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,655,546.23	20%
Growth Equity Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956	1,037,325.47	6%
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,055,183.82	40%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 31, 2011 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,219,284.30	16%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,213,303.30	16%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,085,626.11	14%
International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,979,018.57	20%
International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,933,738.23	20%
International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,481,375.72	18%
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,324,942.65	13%
International Equity Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956	1,391,965.50	6%
International Equity Fund GS2 Class	Northern Trust Company Custodian FBO Church of the Nazarene Pension Plan 17001 Prairie Star Parkway Lenexa KS 66220-7900	1,257,230.49	5%

APPENDIX C

MORE INFORMATION ABOUT TRADEWINDS

Tradewinds, with principal offices at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067, is an SEC registered investment adviser, founded in March 2006 with $35.6 billion in assets under management as of December 31, 2010. Tradewinds is a controlled subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City Investment Holdings, L.L.C. (“Windy City”), a limited liability company formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V Funds. In addition, Bank of America Corporation (“BAC”), through one or more of its controlled subsidiaries, holds an approximate 32% interest in Windy City’s non-voting equity. The principal business address of Tradewinds and Nuveen are 2049 Century Park East, Los Angeles, CA 90067 and 333 West Wacker Drive, Chicago, IL 60606, respectively.

Listed below are the names, addresses, and principal occupations during the past five years for the directors and officers of Tradewinds:

Name	Position with Investment Adviser
Constance G. Lawton	Co-President and Executive Managing Director

David B. Iben, CFA	Co-President, Chief Investment Officer, Managing Director and Portfolio Manager

The business address of each person listed above is the same as the address for Tradewinds.

Tradewinds also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the International Equity Fund, at the fee rates set forth below.

Fund	Approximate Net Assets as of December 31, 2010 (in millions)	Annual Investment Advisory Fee
Fund #1	$6,092,734.26	0.65% on all assets
Fund #2	$51,004,343.26	0.65% on all assets
Fund #3	$41,387,830.48	0.825% on all assets

C-1

APPENDIX D

MORE INFORMATION ABOUT THE CLIFTON

The principal business address for Clifton is 3600 Minnesota Drive, Suite 325, Minneapolis, MN 55435. Clifton’s three principals hold 20% of the firm’s equity. Dougherty & Company, LLC (“Dougherty”) holds the remaining 80%. Dougherty is located at 90 South Seventh Street, Suite 4300, Minneapolis, MN 55402. The following is a list of names and principal occupations during the past five years for the principal executive officers, directors or general partners. Their principal business address is the same as that of Clifton, unless otherwise indicated.

Name	Position with Investment Adviser
Orison “Kip” Y. Chaffee	Managing Principal /President

Jack L. Hansen	Chief Investment Officer, Principal and Director

Thomas B. Lee	Sr. Portfolio Manager and Principal

Michelle M. Sandberg*	Director, Treasurer and Chief Financial Officer

Kelly L. Shelquist	Director of Operations

Jay H. Strohmaier	Sr. Portfolio Manager

Pamela K. Ziermann*	Chief Compliance Officer and Assistant Secretary

Thomas J. Abood*	Executive Vice President, General Counsel, Chairman and Director and Secretary

*	These employees’ principal business address is 90 South Seventh Street, Suite 4300, Minneapolis, MN 55402.

Clifton does not currently manage other assets within the registered mutual fund environment.

D-1

APPENDIX E

AGGREGATE MANAGEMENT FEES

	2010
Fund	Paid to Adviser (as a percentage of net assets)	Paid to Sub-Advisers (as a percentage of net assets)
MyDestination 2005 Fund	$ 63,831	$ —
	(0.10%)	(—)
MyDestination 2015 Fund	237,416	3,148
	(0.10%)	(—)
MyDestination 2025 Fund	193,847	3,266
	(0.10%)	(—)
MyDestination 2035 Fund	87,158	2,036
	(0.10%)	(—)
MyDestination 2045 Fund	56,005	1,910
	(0.10%)	(—)
Conservative Allocation Fund	286,669	1,860
	(0.10%)	(—)
Balanced Allocation Fund	1,136,293	15,105
	(0.10%)	(—)
Growth Allocation Fund	831,531	15,435
	(0.10%)	(—)
Aggressive Allocation Fund	722,355	19,094
	(0.10%)	(—)
Conservative Allocation Fund I	68,151	485
	(0.10%)	(—)
Balanced Allocation Fund I	334,288	3,755
	(0.10%)	(—)
Growth Allocation Fund I	214,761	3,871
	(0.10%)	(—)
Aggressive Allocation Fund I	143,047	3,181
	(0.10%)	(—)
Low-Duration Bond Fund	933,700	1,527,701
	(0.13%)	(0.21%)
Medium-Duration Bond Fund	2,124,451	2,082,919
	(0.21%)	(0.21%)
Extended-Duration Bond Fund	1,157,778	999,290
	(0.25%)	(0.22%)
Inflation Protected Bond Fund	207,455	122,939
	(0.20%)	(0.12%)
Global Bond Fund	453,395	556,181
	(0.21%)	(0.26%)
Equity Index Fund	508,070	83,047
	(0.13%)	(0.02%)
Real Estate Securities Fund	377,877	787,058
	(0.28%)	(0.59%)
Value Equity Fund	4,650,086	2,772,333
	(0.40%)	(0.24%)
Growth Equity Fund	5,557,710	4,887,656
	(0.45%)	(0.40%)
Small Cap Equity Fund	1,181,593	2,866,399
	(0.27%)	(0.66%)
International Equity Fund	6,033,498	6,429,836
	(0.47%)	(0.50%)

E-1

APPENDIX F

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                                              , a registered investment advisor organized under the laws of the State of                      (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                      (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B.

The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Patricia A. Weiland. All notices provided to the Sub-Adviser will be sent to the attention of                                              .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                     .

GUIDESTONE FUNDS – 2401 Cedar Springs Road Dallas, Texas 75201
Attest

By:		By:
	Name: Rodney R. Miller		Name: John R. Jones
	Title: Vice President and Secretary		Title: President

GUIDESTONE CAPITAL MANAGEMENT 2401 Cedar Springs Road Dallas, Texas 75201
Attest

By:		By:
	Name: Matt L. Peden		Name: Patricia A. Weiland
	Title: Vice President and Investment Officer		Title: Senior Vice President and Chief Operating Officer

SUB-ADVISER
Attest

By:		By:
	Name:		Name:
	Title:		Title:

[1]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.
2.	Report showing the derivative holdings.
3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.	Quarterly Certification Memorandum—A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.
3.	Commission recapture report.
4.	All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.
5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.	Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.
9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.	SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.
2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.	Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.
2.	Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.
3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and             , (“Sub-Adviser”) relating to the             (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature
John R. Jones	President

Rodric E. Cummins	Senior Vice President and Chief Investment Officer

Patricia A. Weiland	Senior Vice President and Chief Operating Officer

Jeffrey P. Billinger	Vice President and Treasurer

Rodney R. Miller	Vice President and Secretary

Matt L. Peden	Vice President and Investment Officer

Ronald C. Dugan, Jr.	Vice President and Investment Officer

Donald A. Shepherd	Chief Compliance Officer